INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Jun. 30, 2026
Intangible Asset, Goodwill and Other [Abstract]
SCHEDULE OF INTANGIBLE ASSETS

The following is a summary of intangible assets as of June 30, 2026 and 2025:

	As of June 30,
	2026	2025
Royalty	$5,621,411	$5,323,941
Game development costs	3,652,373	3,459,100
Copyright	147,400	139,600
Total intangible assets	9,421,184	8,922,641
Less: accumulated amortization	(5,902,308)	(3,921,118)
Intangible assets, net	$3,518,876	$5,001,523